UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 28, 2023

Commission File Number 1-9052
DPL Inc.
(Exact name of registrant as specified in its charter)

Ohio	31-1163136
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1065 Woodman Drive
Dayton, Ohio	45432
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	(937) 259-7215

Commission File Number 1-2385
THE DAYTON POWER AND LIGHT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	31-0258470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1065 Woodman Drive
Dayton, Ohio	45432
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	(937) 259-7215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
DPL Inc.	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL Inc.	☐
The Dayton Power and Light Company	☐

Item 1.01    Entry into a Material Definitive Agreement

On December 28, 2023, The Dayton Power and Light Company, doing business as AES Ohio (“AES Ohio”), the principal subsidiary of DPL Inc., entered into a 55th supplemental indenture (the “55th Supplemental Indenture”), dated as of December 15, 2023, with The Bank of New York Mellon (the “Trustee”) to its First and Refunding Mortgage, dated as of October 1, 1935, with the Trustee, as amended and supplemented. The information reported below in Item 2.03 of this Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03    Financial Statements and Exhibits

On December 28, 2023, AES Ohio completed the offering of (i) $92.5 million in aggregate principal amount of First Mortgage Bonds, 5.49% Series due 2028 (the “2028 Bonds”) and (ii) $107.5 million aggregate principal amount of its First Mortgage Bonds, 5.70% Series Due 2033 (the “2033 Bonds”, and together with the 2028 Bonds, the “New First Mortgage Bonds”) in a private placement. The offer and sale of the New First Mortgage Bonds has not been registered under the Securities Act or applicable state securities laws and, consequently, the New First Mortgage Bonds may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. AES Ohio intends to use the proceeds from the offering to repay existing indebtedness, including amounts outstanding under AES Ohio’s Second Amended and Restated Credit Agreement, dated as of December 22, 2022, among AES Ohio, each lender from time to time party thereto, PNC Bank, National Association, as administrative agent, swing loan lender and an issuing lender, PNC Capital Markets LLC, as joint bookrunner and joint lead arranger, and US Bank, National Association, as an issuing lender, as well as for general corporate purposes.

Interest on the New First Mortgage Bonds is payable on January 15 and July 15 of each year, commencing July 15, 2024. Principal on the 2028 Bonds is payable, unless earlier prepaid, on their maturity date, which is December 28, 2028. Principal on the 2033 Bonds is payable, unless earlier prepaid, on their maturity date, which is December 28, 2033.

AES Ohio may prepay some or all of the 2028 Bonds at any time before November 28, 2028 at a redemption price equal to 100% of the principal amount, plus a make-whole premium calculated based on the applicable Treasury Rate plus 50 basis points, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. AES Ohio may prepay some or all of the 2028 Bonds at any time on or after November 28, 2028 at a redemption price equal to 100% of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

AES Ohio may prepay some or all of the 2033 Bonds at any time before September 28, 2033 at a redemption price equal to 100% of the principal amount, plus a make-whole premium calculated based on the applicable Treasury Rate (as defined in the 55th Supplemental Indenture) plus 50 basis points, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. AES Ohio may prepay some or all of the 2033 Bonds at any time on or after September 28, 2033 at a redemption price equal to 100% of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The foregoing description of the terms of the 55th Supplemental Indenture is qualified in its entirety by reference to the 55th Supplemental Indenture that is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 4.1	55th Supplemental Indenture, dated December 15, 2023, between The Dayton Power and Light Company d/b/a AES Ohio and The Bank of New York Mellon as Trustee
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: December 28, 2023	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary

The Dayton Power and Light Company
d/b/a AES Ohio
Date: December 28, 2023	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary